Investor Meeting March 14, 2014 Exhibit 99.2

Forward Looking Statements

This document is incomplete without reference to, and should be viewed solely in conjunction with, the oral presentation that accompanies this document; an audio webcast of the oral presentation will be available at www.investors.hyatt.com for 90 days from March 14, 2014.
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about Hyatt Hotels
Corporation’s (“Hyatt” or the “Company”) plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,”
“would,” “illustrative” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the factors discussed in the sections titled “Risk Factors” in Part I, Item 1A, and “Management’s Discussion and Analysis of Financial Condition and
Results of Operations” in the Company’s 10-K filed on February 18, 2014; (ii) general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; (iii) levels of spending in the business and leisure segments as well as consumer confidence; (iv) declines in occupancy and average daily rate; (v) limited visibility with respect to short and medium-term group bookings; (vi) loss of key personnel; (vii) hostilities, including future terrorist attacks, or fear of hostilities that affect travel; (viii) travel-related accidents; (ix) natural or man-made disasters such as earthquakes, tsunamis, tornados, hurricanes, floods, oil spills and nuclear incidents; (x) the Company’s ability to successfully achieve certain levels of operating profits at hotels that have performance guarantees with our third-party owners; (xi) the impact of hotel renovations; (xii) the Company’s ability to successfully execute and implement our common stock repurchase program; (xiii) the seasonal and cyclical nature of the real estate and hospitality businesses; (xiv) changes in distribution arrangements, such as through internet travel intermediaries; (xv) changes in the tastes and preferences of our customers; (xvi) relationships with associates and labor unions and changes in labor laws; (xvii) financial condition of, and the
Company’s relationships with, third-party property owners, franchisees and hospitality venture partners; (xviii) risks associated with the consummation of potential acquisitions and dispositions;
(xix) timing of acquisitions and dispositions; (xx) the integration of acquired properties into the Company’s systems; (xxi) the impact of an imbalance in acquisitions and dispositions; (xxii) changes in federal, state, local or foreign tax law; (xxiii) increases in interest rates and operating costs; (xxiv) foreign exchange rate fluctuations or currency restructurings; (xxv) lack of acceptance of new brands or innovation; (xxvi) general volatility of the capital markets and the Company’s ability to access the capital markets; (xxvii) changes in the competitive environment of the Company’s industry and the markets where the Company operates; (xxviii) cyber risks and information technology failures; (xxix) outcomes of legal proceedings; (xxx) violations of regulations or laws related to our franchising business; and (xxxi) other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, which filings are available from the SEC. These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and in the cautionary statements, assumptions and qualifications set forth in the body of this presentation. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Welcome Atish Shah

Key Themes for the Day 4 Solid track record Leveraging key strengths Superior long-term growth opportunity

Agenda for the Day 5

Getting to Know Hyatt Tom Pritzker Executive Chairman

Getting to Know Hyatt 7 My Background and Role at Hyatt Hyatt History Enduring Philosophy Building a 21 st Century Hospitality Company

Key Historical Milestones
Jay Pritzker purchases
the first Hyatt House
hotel, adjacent to LAX
Hyatt goes public,
changes its name to
Hyatt Corporation
Hyatt Regency brand
debuts in Atlanta; first
hotel to feature atrium
lobby
Hyatt goes
international
Hyatt Corporation
goes private
Park Hyatt & Grand Hyatt
brands debut
Hyatt International
goes private
Hyatt Gold Passport
debuts

1957                                     1962                    1967          1968                                     1979  1980                  1982                             1987

Key Historical Milestones
Hyatt House
rebrand debuts
Andaz
brand debuts
Hyatt Hotels Corporation
completes IPO
Acquires portfolio
of hotels from
LodgeWorks
Enters all inclusive
segment with
Hyatt Ziva & Hyatt Zilara
Substantially all
Pritzker hospitality
assets consolidated
under
Global Hyatt
Corporation
Acquires and rebrands
Hyatt Regency Orlando
Hyatt Place
brand debuts

Acquires
AmeriSuites
2004 2005 2006 2007 2009 2011 2012 2013

Past Present
Value Creation
Utilize capital across industries Re-invest, grow, return in hospitality
Ownership
Private Public
Branding
Niche focus Multi-brand hospitality platform
Model
Own & manage full-service hotels Own, manage, franchise full & select service hotels
Innovation
Architecture & design Service & experience
Board
Minority independent Majority independent
Building a 21 st Century Hospitality Company

Our Enduring Philosophy 11 Culture Relationships Value Creation

Mark S. Hoplamazian President and Chief Executive Officer Our Goal and Track Record

Our Goal and Track Record 13 Our Goal Our Track Record Since 2009

Our Goal 14 To become the most preferred brand in each customer segment that we serve Colleague Preference Guest Preference Owner Preference

Our Goal and Track Record 15 Our Goal Our Track Record Since 2009

Significant Earnings Growth 16 Adjusted EBITDA (Millions) Refer to www.investors.hyatt.com for reconciliation of GAAP to non-GAAP financial measures.

Earnings Growth: Owned Margin Improvement 17 Owned and Leased Hotel Operating Margin

Earnings Growth: Industry Leading System Growth Hotels Rooms Excludes Hyatt Residence Club. “Industry leading” refers to percentage growth. 18

Earnings Growth:  Driven by System Growth
Across All Regions
Growth from 2009 to 2013. Excludes Hyatt Residence Club.
Americas EAME / SW Asia ASPAC

Hyatt Capital Gate Abu Dhabi Hyatt Regency Mexico City Grand Hyatt Shenyang
32% 22%
Hotels Rooms
46% 33%
Hotels Rooms
16% 11%
Hotels Rooms

Earnings Growth:  With Excellent Hotels in
Key and New Markets

As of December 31, 2013.  New markets are based on Smith Travel Research (STR) market tracts.
Amsterdam New York Mexico City
Costa Rica Tanzania China
India
Kuala Lumpur
Entered 72 new markets since 2009

Earnings Growth:  System Growth Expected to
Continue to Lead Industry

Hotels in Executed Contract Base Rooms in Executed Contract Base
Excludes Hyatt Residence Club. New markets are based on STR market tracts.
Represents potential entry into more than 100 new markets

Hotels in Executed Contract Base Rooms in Executed Contract Base
Earnings Growth:  Industry Leading Expansion Potential

30% of
existing
system
46% of
existing
system
22% of
existing
system
37% of
existing
system
Excludes Hyatt Residence Club.

A Very Active Four Years on the Capital Front

Deployed significant cash
Sold assets and realized investments
Increased balance sheet leverage
Invested in new and existing hotels
Returned significant amount of capital to shareholders

Case Study:  Recycling Capital
Hyatt Regency New Orleans
•
$275M convention hotel redevelopment
•
Hyatt invested $63M of preferred equity in 2010-2011
•
Investment was redeemed in 2013
•
21% annualized return on investment, unlevered and
exclusive of fees going forward
•
Hyatt continues to manage hotel

IN SUMMARY A Company with a Clear Focus • Committed to our goal to be the Most Preferred Brand • Our track record since IPO demonstrates a consistency of strategy and execution 25

Mark S. Hoplamazian President and Chief Executive Officer Key Strengths We Are Leveraging

Key Strengths We Are Leveraging 27

Multiple Earnings Tools 28 Our tools for driving growth

Three Tools:  Ownership, Management and Franchising

Adjusted EBITDA Composition
(2)
Management and
Franchising
(1)
Owned and Leased
41% 59%
Year ended December 31, 2013.  (1) Includes Americas, EAME/SWA and ASPAC management and franchising segments.
(2) Excludes corporate and other.

Ownership Tool:  Enables Strategic Growth with
High Quality Hotels
Grand Hyatt New York
1,305 Rooms
Park Hyatt Zurich
142 Rooms
Park Hyatt Paris – Vendôme
153 Rooms
Hyatt Regency Orlando
1,641 Rooms
Grand Hyatt San Francisco
660 Rooms
Grand Hyatt Seoul
601 Rooms
Andaz 5th
Avenue
184 Rooms

Hyatt Place Omaha Downtown /
Old Market
159 Rooms

Ownership Tool:  Operating Leverage,
Owner Preference and Recycling
Margin
growth

Contract
base expansion
Increased brand
presence in
targeted areas and
investment returns
Operating Leverage Owner Preference Recycling

Management Tool:  Hyatt’s DNA
Rooms Mix
As of December 31, 2013.  Managed includes owned hotels and managed hotels owned by unconsolidated hospitality ventures.
Maintain brand quality and
guest experience
Agility
Leverage through incentive
management fees
Focus on creating long-term
asset value

Franchised Managed
22% 78%

Total Incentive Management Fees 25% below prior peak
% of Hotels Paying Incentive Management Fees
66%
(11 points below prior peak)
% of Hotels Opened Since 2009 Paying
Incentive Management Fees
50%
Management Tool:  Upside Incentive Fee Potential

Year ended December 31, 2013.  Full service hotels managed for third parties.
Strong upside to incentive management fees from existing hotels underpinned by ramping newly opened hotels

Franchising Tool: Early Stage Earnings Driver • New markets, new capital base, new opportunities • Platform for accelerating fee growth • Focus on quality hotels, owners and operators 34

Multiple Earnings Tools 35 Our tools for driving growth Our Guest Mix Group and Transient

Global Room Revenue Mix
Group Tool:  Strong Earnings Driver
Year ended December 31, 2013. Full Service managed hotels chain room revenue.
•
Strong group position and share
•
Strong base of business
provides ability to better manage
transient revenue

Delivering distinctive experiences for group customers and transient guests
Group
Transient
Other
31%
7%
62%

Group Tool:  Well Positioned for Evolution of
Global Group Business

Year ended December 31, 2013. Full Service managed hotels chain room revenue.
Americas EAME / SWA ASPAC
Group business represents 42% of U.S. revenue and provides Hyatt a strong experience base as group business expands outside the U.S.
Transient Group Other
5%
40%
55%
5%
21%
74%
15%
14%
71%

Room Revenue CAGR Since 2009 Transient 7% Group 3% Group Tool: U.S. Group Poised to Recover 38 Hyatt 2009-2013 CAGR for comparable U.S. managed full service hotels. 2015 group revenue pace: +5%

Multiple Earnings Tools 39 Our tools for driving growth Our Revenue Mix Rooms / Food and Beverage

Food and Beverage Tool:  Provides Opportunity
as Business Evolves

Food and beverage mix varies by region; focus on high value and high profit
Banquet Room Other Restaurant / Bar
Year ended December 31, 2013. Full service managed hotels chain revenue.
Americas EAME / SWA ASPAC
F&B
Revenue
32%
F&B
Revenue
33%
F&B
Revenue
43%
61% 59% 51%

Case Study:  Food and Beverage in Asia Pacific
•
Leadership position
•
Driver of guest and owner
preference
•
Significant local guest mix
•
30%+ margins

•
300 restaurants or bars
•
Average of 5 restaurants or bars
per hotel
•
20% of restaurants or bars
earned more than $1M in profit
Year ended December 31, 2013.

Case Study: Food and Beverage in Asia Pacific 42 Park Hyatt Tokyo New York Grill Grand Hyatt Singapore StraitsKitchen

Case Study: Food and Beverage in Asia Pacific 43 Park Hyatt Shanghai 100 Century Avenue Restaurant Grand Hyatt Beijing Made in China

Case Study: Food and Beverage in Asia Pacific 44 Park Hyatt Sydney The Dining Room Grand Hyatt Erawan Bangkok The Campus Cafeteria

Key Strengths We Are Leveraging 45 Strong Relationships

Q&A

Key Strengths We Are Leveraging 47 Powerful Brands

Powerful Brands:  Ten Brands –
All Focused on High End Travelers

Year ended December 31, 2013.  Chain scale defined by STR.
Industry leading luxury mix
% of Systemwide Rooms
Upper
Upscale
Luxury
Upscale
Other
21%
54%
23%
2%

Powerful Brands: Strong Rate Profile 49 Average Daily Rate (ADR) Year ended December 31, 2013 for comparable locations. Highest systemwide ADR ($175) in the industry

Positioning
•
Marquee global locations
•
33 hotels
•
6,535 rooms
•
20 countries
•
33% room growth since 2009
•
Park Hyatt Paris-Vendôme recognized as a Palace Hotel in 2011
Growth Outlook
•
Executed contracts = ~50% room growth
•
2014 expected openings include: NYC and Vienna
As of December 31, 2013.

Positioning
•
Urban and resort locations
•
11 hotels
•
2,269 rooms
•
5 countries
•
Significant room growth since launch in 2007
•
Recent resort openings in Maui and Costa Rica
Growth Outlook
•
Executed contracts = ~70% room growth
•
2014 expected openings include: Tokyo
As of December 31, 2013.

Positioning
•
Dominant presence in gateway cities across Asia
(from Mumbai to Tokyo)
•
40 hotels
•
More than 250 restaurants and bars
•
22,262 rooms
•
20 countries
Growth Outlook
•
Executed contracts = ~35% room growth
•
2014 expected openings include: Lijiang
As of December 31, 2013.
Exciting
Bold
Dramatic

Positioning
•
Popular destinations
•
Transient greater than 70% of room revenue
•
Key locations in NYC, Chicago, Key West,
Paris and India
•
38 hotels
•
8,609 rooms
•
4 countries
Growth Outlook
•
Executed contracts = ~20% room growth
•
2014 expected openings include: Atlanta and Chicago
As of December 31, 2013.

Positioning
•
Predominant meetings-oriented brand
•
Presence in key group markets of Orlando, San Diego,
Atlanta, Chicago, Dallas, Boston, San Antonio, Dubai,
Paris and Mexico City
•
149 hotels
– Nine 1,000+ room hotels
– 4.5M sq. ft. of meeting space
•
70,995 rooms
•
33 countries
Growth Outlook
•
Executed contracts = ~25% room growth
•
2014 expected openings include: Istanbul and Shanghai
As of December 31, 2013.

Positioning
•
Select service focused on today’s multi-tasking traveler
•
Focused on expanding in urban locations
•
New urban locations in 2013:  NYC, Chicago, Minneapolis,
Nashville, Omaha and Austin
•
192 hotels
•
25,575 rooms
•
5 countries
Growth Outlook
•
Executed contracts = ~65% room growth
•
2014 expected openings include: Shenzhen,
Gurgaon, Anaheim and Washington DC
As of December 31, 2013.

Positioning
•
Select service extended stay rebranded in 2012
•
58 hotels
•
8,154 rooms
•
1 country
Growth Outlook
•
Executed contracts = ~40% room growth
•
2014 expected openings include: San Juan
As of December 31, 2013.

Positioning
•
First multi-brand company to enter all inclusive segment
•
Hyatt Zilara: Adult only
•
Hyatt Ziva: Guests of all ages
•
2 resorts
•
925 rooms
•
1 country
Growth Outlook
•
Large market potential
•
Focused on growing in the Caribbean basin
•
2014 expected openings include: Hyatt Ziva Rose Hall, Jamaica
As of December 31, 2013.

58
Brand
Launch
Date
#
Hotels
Key
Locations
Future
Locations
Long-Term
Global Hotel
Potential
2007 11
NYC, Maui, London,
West Hollywood, Amsterdam,
Shanghai, Costa Rica
Riviera Maya,
Delhi, Bali
>75 hotels
2006 192
NYC, Chicago, Austin,
Nashville, Minneapolis,
Costa Rica, India, Mexico
Urban and international
including Washington DC,
Bangkok, Beijing,
Panama City
>1,000 hotels
2012
(1)

Chicago, Washington DC,
San Jose, San Diego, Boston,
Charlotte, Salt Lake City
Atlanta, Denver,
NYC, Seattle, Mumbai
>500 hotels
2013 2
Cancun,
Los Cabos
Dominican Republic,
Jamaica
>100 resorts
Powerful Brands:  Ability to Roll Out New Brands
As of December 31, 2013.  (1) Rebranded to Hyatt House in 2012.

Powerful Brands: Increased Gold Passport Penetration Gold Passport Penetration (Total Room Nights) 59

Hyatt House Emeryville/
San Francisco Bay Area
Case Study:  Powerful Brands

15 of the hotels acquired in 2011
were converted to Hyatt House
Hyatt House San Jose/Silicon Valley
Hyatt House Shelton
Hyatt House Charlotte/City Center
Hyatt House Branchburg

Case Study:  Powerful Brands

Comparable
RevPAR Index
Gold Passport
Penetration
Change from 2011 to 2013.  RevPAR index as reported by STR.
8 points
15 of the hotels acquired in 2011 were converted to Hyatt House
Corporate Group
Meetings
50%

IN SUMMARY Hyatt: A Differentiated Hospitality Company Colleague, guest and owner preference 62 Multiple Earnings Tools Relationships Powerful Brands

Q&A

Financial Overview Gebhard F. Rainer Executive Vice President, Chief Financial Officer

Agenda 65 Our Business Model Three-Year Earnings Potential Based on STR RevPAR Forecast Capital Allocation

Executing a Successful Business Model 66

Strong Track Record Since 2009

Owned and Leased
Segment Adjusted EBITDA
(Millions)
Management and Franchising
Segments Adjusted EBITDA (1)
(Millions)
Total
Adjusted EBITDA (2)
(Millions)
(1) Includes Americas, EAME/SWA and ASPAC management and franchising segments.  (2) Includes corporate and other.
Refer to www.investors.hyatt.com for reconciliation of GAAP to non-GAAP financial measures.

Agenda 68 Our Business Model Three-Year Earnings Potential Based on STR RevPAR Forecast Capital Allocation

Earnings Potential Based on STR RevPAR Forecast
•
Food and Beverage revenue growth in line with global RevPAR growth
•
5% annualized Adjusted SG&A growth
•
25% increase in system size based on openings from executed contract base
•
Excludes asset recycling - Based on current Owned and Leased hotels as of year end 2013 adjusted for the sale of 10 hotels in March 2014 and identified acquisitions / openings

Cautionary Note
The three-year earnings potential is a scenario based on RevPAR estimates from STR. The STR estimate for U.S. industry RevPAR growth in
2014 is 5.3%. This RevPAR growth estimate was applied to Hyatt’s global business over the next three years (2014-2016), and resulting
Adjusted EBITDA estimates are illustrative only. The application of the RevPAR forecast and resulting sensitivities are illustrative only, as actual results may and will vary materially based on actual circumstances, differences in geography and chain scale, which variations have been material in the past. We expect our owned and leased hotel portfolio to change relative to the assumptions underlying the earnings potential scenario and this could cause material changes to the scenario. In addition, further assumptions used in illustrating the Company’s earnings potential are below.

Earnings Potential Based on STR RevPAR Forecast

Earnings potential predicated on assumptions on slide 69.  Refer to www.investors.hyatt.com for reconciliation of GAAP to non-GAAP financial measures.
Adjusted EBITDA
(Millions)
Please refer to the
Cautionary Note on
slide 69.

Earnings Potential Based on STR RevPAR Forecast

Owned and Leased Segment
Adjusted EBITDA
(Millions)
Management and Franchising
Segments Adjusted EBITDA
(1)
(Millions)
(1) Includes Americas, EAME/SWA and ASPAC management and franchising segments.  Earnings potential predicated on assumptions on slide 69.

Metric
2016 Adjusted EBITDA Based on
STR RevPAR Forecast
Sensitivity to 1 point of
RevPAR Growth in 2016
Owned and Leased
Adjusted EBITDA
~$675M +/- $15M-$18M
Management and Franchising
Adjusted EBITDA
(1)
~$475M +/- $5M-$7M
Total
Adjusted EBITDA
~$1,000M +/- $20M-$25M
Owned and Leased
Segment Margins
+~160bps +/- 40bps; $13M-$16M of EBITDA
Sensitivities Based on STR RevPAR Forecast

(1) Includes Americas, EAME/SWA and ASPAC management and franchising segments.  Earnings potential predicated on assumptions on slide 69.
Refer to www.investors.hyatt.com for reconciliation of GAAP to non-GAAP financial measures.

Agenda 73 Our Business Model Three-Year Earnings Potential Based on STR RevPAR Forecast Capital Allocation

Record of Disciplined Capital Deployment
(2010-2013)

Cash Flow
$1.8B
and Realized Investments
$1.5B
Balance Sheet
$1.4B
Deployed
Capital
$4.7B
Maintenance CapEx
$0.4B
Investments in New
and Existing Hotels
$3.5B
Return of Capital
$0.8B
Operating
Cash from Asset Sales
Use of Cash and

A Closer Look:  Improved Use of Balance Sheet
•
Utilized existing cash for investments in key priorities and return of capital
•
Expanded balance sheet and availability
•
Balance sheet remains strong
•
Maintained investment grade credit rating

Debt includes pro rata share of unconsolidated hospitality venture debt.
Refer to www.investors.hyatt.com for reconciliation of GAAP to non-GAAP financial measures.
Total Net Debt
(Millions)
Total Net Debt / Adjusted
EBITDA

A Closer Look:  Return of Capital

Repurchased more
than $820M of
shares at a
weighted average
price of
~ $42 / share
Repurchased more
than $820M of
shares at a
weighted average
price of
~ $42 / share
10% Decline in Shares Outstanding
(Millions of Shares)
Share counts as of January 31, 2010 and February 11, 2014.
Class A
Class B

Operating Cash Flow Potential Based on
STR RevPAR Forecast

~14% Adjusted
EBITDA
CAGR Based on
STR RevPAR
Forecast
~$1.9B of
Cumulative
Operating Cash
Flow Potential
Earnings potential predicated on assumptions on slide 69.
Illustration

Capital Allocation Framework

•
Expand to serve guests in underrepresented locations
•
ROI projects to improve margins
•
Maintain investment grade credit rating
•
Maintain flexibility to invest to grow
•
Continued return of capital
Invest
to Grow
Maintain Strong
Balance Sheet
Return of
Capital

1
Invest to Grow
Identified Investments and
Identified ROI CapEx
(excluding ~$400M of Maintenance CapEx)
(Millions)
Identified Investments
(%)
2014-16
Earnings potential predicated on assumptions on slide 69.
Identified
Investments
ROI CapEx
Resorts
30%
Key Gateway
City Hotels
40%
Select Service
Hotels
(primarily urban)
25%
Other
5%
~$900
~$200
2014 -16
~$1,100

($ in millions)
2013
2016 Based on
STR RevPAR Forecast
Adjusted EBITDA $680 ~$1,000
Gross Debt $2,155 ~$3,000
Gross Debt/Adjusted EBITDA 3.2x 3.0x
Maintain Strong Balance Sheet

• Maintain investment grade credit rating
• Significant capacity as Adjusted EBITDA grows
• Potential for increase in debt while maintaining investment grade credit rating
Debt includes pro rata share of unconsolidated hospitality venture debt.  Earnings potential predicated on assumptions on slide 69.
Refer to www.investors.hyatt.com for reconciliation of GAAP to non-GAAP financial measures.
2

Return of Capital Illustration

2014-2016
Potential Available Cash Based on STR RevPAR
Forecast = ~
$1.2B
3
Return of Capital
Return of Capital
New Investments
New Investments
Earnings potential predicated on assumptions on slide 69.

Based on STR
RevPAR Forecast
Illustrative Metrics 2014-2016

~ 50%
Adjusted EBITDA Growth
~ $1.9B
Operating Cash Flow Potential
~ $1.2B
Potential Available Cash for Return of Capital
or New Investments
Earnings potential predicated on assumptions on slide 69.

IN SUMMARY: Key Messages 83 Executing Successful Model Strong Track Record of Execution Disciplined Capital Allocation

Delivering Superior Long-Term Growth Mark S. Hoplamazian President and Chief Executive Officer

Strong Foundation for Growth

Superior Long-Term Growth
Owned and Leased
Hotels
97 Hotels
28,039 Rooms
Leveraging Key Strengths
•
Multiple Earnings Tools
•
Powerful Brands
•
Relationships
As of December 31, 2013.

The Hyatt Difference:
High Mix of Luxury and Upper Upscale Owned Hotels

Year ended December 31, 2013; Chain scale defined by STR.  Excludes unconsolidated hospitality ventures.  Owned and leased Adjusted EBITDA was $403M in 2013.
Luxury and Upper Upscale >80% of Owned and Leased Adjusted EBITDA
Owned and Leased Adjusted EBITDA
Luxury
36%
Upper
Upscale
46%
Upscale
18%

Well Positioned in High Quality Markets and Locations

Year ended December 31, 2013. Markets defined according to STR. Excludes unconsolidated hospitality ventures. Owned and leased Adjusted EBITDA was $403M in 2013.
Owned and Leased Hotels
in 11 Countries
69%
•
New York, NY
•
Atlanta, GA
•
San Francisco / San Mateo, CA
•
Orlando, FL
•
San Jose / Santa Cruz, CA
Top 5 U.S. Markets ~40% of U.S.
Owned and Leased Adjusted EBITDA
Top Markets by Country
% of Owned and Leased Adjusted EBITDA
United
States
Switzerland South
Korea
Mexico Canada France
Top United States Markets

Owned Hotels Have High Embedded Value

As of December 31, 2013.  Chain scale defined by STR. Excludes leased hotels and hotels owned by unconsolidated hospitality ventures.  Illustrative gross value per room based on observed market transactions for luxury hotels and sale pricing for upper upscale and upscale hotels recently sold by the Company.
>$7.5B illustrative gross market value
Chain
Scale
Owned
Rooms
Illustrative Gross Market
Value per Room
Illustrative Gross
Market Value
Luxury 5,234 >$675,000 >$3.5B
Upper
Upscale
12,511 >$250,000 >$3.1B
Upscale 7,229 >$130,000 >$0.9B

Expect Owned Portfolio to Evolve

•
Upscale
•
United States
•
Secondary and tertiary markets
•
Legacy assets
•
Upper upscale and luxury
•
Outside the United States
•
Key gateway cities and resorts
•
Institutional quality
•
Expect a significant level of disposition activity per year, contingent upon re-investment opportunities and tax planning
•
Potential sale of up to 9 full service hotels in 2014
More Less

When Buying When Selling
Price
(including CapEx)
Price
Recyclability Terms of Agreement
Market and Location CapEx over Time
Strategic Rationale Owner Profile
Key Considerations When Buying and Selling Owned Hotels

Case Study:  Demonstrating our Successful
Approach to Asset Recycling

Acquired 23
hotels in 2011
for more than
$725M
11% annualized return,
unlevered and exclusive
of fees going forward
Sold 11 of 23 hotels, with
management agreements,
for  more than $400M
12 remaining hotels
performing in line with
expectations
All 12 expected to be
sold over time
Rebranded to: Sold
Kept
Returns
Future

Strong Foundation for Growth

Superior Long-Term Growth
Executed
Contract Base
240 Hotels
54,000 Rooms
As of December 31, 2013
Leveraging Key Strengths
•
Multiple Earnings Tools
•
Powerful Brands
•
Relationships

Luxury 24% Upper Upscale / All Inclusive 39% Upscale 37% High Quality Executed Contract Base 93 As of December 31, 2013. Chain scale defined by STR. Statistics based on executed contract base rooms.

Executed Contract Base Composition:
Large Growth Opportunity with Limited Hyatt Capital

As of December 31, 2013.  Statistics based on executed contract base rooms.
Under construction ~45%
Outside U.S. ~80%
Estimated third party capital investment ~$15B
Require material Hyatt investment ~15%

Deliver High Quality, Durable Fees
Contract Profile
• Typical management and franchise
contract:  >20 year term
• New contracts are additive as existing
contract expirations minimal

Fees
•
Strong base and
incentive fee structure
•
Stabilized fees
> $150M per year

Strong Foundation for Growth

Owned and Leased
Hotels
97 Hotels
28,039 Rooms
Executed
Contract Base
240 Hotels
54,000 Rooms
As of December 31, 2013.
Superior Long-Term Growth
Leveraging Key Strengths
•
Multiple Earnings Tools
•
Powerful Brands
•
Relationships

Looking Ahead:  Hyatt 3-5 Years Out

Superior Long-Term Growth
•
Industry leading system size
growth rate
•
Continued executed contract
base expansion
•
Strong operating leverage
•
Best locations in key markets
•
Evolution to higher quality
owned portfolio
–
Expect significant level
of dispositions per year,
contingent upon reinvestment
opportunities and
tax planning
•
Return capital out of
operating cash flow and
additional balance sheet
capacity
Growth Quality Return of Capital

Concluding Remarks Tom Pritzker Executive Chairman

Concluding Remarks Aligned in Creating Value Thesis Based on Multiple Earnings Tools Colleague, Guest and Owner Preference 100

Investor Meeting

Glossary

Non-GAAP Reconciliation
In this presentation, management has referred to Adjusted EBITDA, which is not presented in accordance with US GAAP. The Company defines consolidated Adjusted EBITDA as net income attributable to Hyatt Hotels Corporation plus our pro-rata share of unconsolidated hospitality ventures Adjusted EBITDA based on our ownership percentage of each venture, adjusted to exclude the following items: (i) equity earnings (losses) from unconsolidated hospitality ventures; (ii) gains (losses) on sales of real estate; (iii) asset impairments; (iv) other income (loss), net; (v) net loss attributable to noncontrolling interests; (vi) depreciation and amortization; (vii) interest expense; and (viii) (provision) benefit for income taxes. We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments to corporate and other Adjusted EBITDA.
The Company’s board of directors and executive management team focus on Adjusted EBITDA as a key performance and compensation measure both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operating performance both on a segment and on a consolidated basis. Our President and Chief Executive Officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in significant part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of the Company’s board of directors determines the annual variable compensation for certain members of the Company’s management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA or some combination of both. The Company believes that Adjusted EBITDA is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing the Company’s operating performance and making selected compensation decisions.
Adjusted EBITDA is not a substitute for net income attributable to Hyatt Hotels Corporation, income from continuing operations, cash flows from operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA. Although the Company believes that Adjusted EBITDA can make an evaluation of the Company’s operating performance more consistent because it removes items that do not reflect the Company’s core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to our
GAAP results and using Adjusted EBITDA supplementally. See the Company’s statements of income and consolidated statements of cash flows in our consolidated financial statements included in the Company’s 10-K filed on February 18, 2014. You can find a reconciliation of Adjusted EBITDA to net income attributable to Hyatt Hotels Corporation, the most directly comparable GAAP measure, on our website at Hyatt.com under the financial information section of our investor relations link.
Other
References to industry leading refer to Hyatt relative to all U.S. based publicly traded lodging C-corps that own, manage and franchise upscale, upper upscale and luxury hotels on a global basis.